[Letterhead of Farmers New World Life Insurance Company]

Farmers New World Life Insurance Company Legal Department 3003 77th Avenue S.E. Mercer Island, Washington 98040

Adam G. Morris Corporate Counsel Direct: 206/275-8193 Main: 206/275-8140 Fax: 206/275-8144

September 1, 2009 VIA EDGAR

Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 Re: Farmers Variable Life Separate Account A

Commissioners:
Farmers New World Life Insurance Company, on behalf of Farmers Variable Life Separate Account A
(the "Registrant"), a unit investment trust registered under the Investment Company Act of 1940 (the
Act ), mailed to its contract owners the semi-annual reports, for the period ended June 30, 2009, for each of the following underlying funds in which Registrant invests:

Calvert Variable Series, Inc. (File No. 811-03591).
Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-07044).
Dreyfus Variable Investment Fund (File No. 811-05125).
DWS Investments VIT Funds (File No. 811-07507).
DWS Variable Series I (File No. 811-04257).
DWS Variable Series II (File No. 811-05002).
Fidelity Variable Insurance Products Fund (File No. 811-03329).
Fidelity Variable Insurance Products Fund II (File No. 811-05511).
Fidelity Variable Insurance Products III (File No. 811-07205).
Fidelity Variable Insurance Products IV (File No. 811-03759).
Fidelity Variable Insurance Products V (File No. 811-05361).
Franklin Templeton Variable Insurance Products Trust (File No. 811-05583).
Goldman Sachs Variable Insurance Trust (File No. 811-08361).
Janus Aspen Series (File No. 811-07736).
PIMCO Variable Insurance Trust (File No. 811-08399).
Principal Variable Contracts Fund, Inc. (File No. 811-01944).

We are also filing the cover letters that accompanied the semi-annual reports to contract holders.

This filing constitutes the filing of reports as required by Rule 30b2-1 under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours, /s/ Adam G. Morris Adam G. Morris Corporate Counsel

[Letterhead of Farmers New World Life Insurance Company]

Farmers New World Life Insurance Company
Home Office: 3003 77th Avenue S.E.,
Mercer Island, Washington 98040
(206) 232-8400
Variable Policy Service Office:
PO Box 724208, Atlanta, GA 31139
(877) 376-8008

August 31, 2009

Dear Farmers Client:

You have consented to the delivery of fund company annual and semi-annual reports in electronic format, and have access to a personal computer with the appropriate computer hardware and software to access and view the documents.

Enclosed, please find a compact disc containing fund company semi-annual reports, which provide an update on the relevant portfolios' performance as of June 30, 2009. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy contract or you wish to receive these reports in paper format, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center
toll-free, at (877) 376-8008.

We appreciate and value your business, and look forward to serving you in the future.

Sincerely,

/s/ Harris Mortensen Harris Mortensen Assistant Vice President, Insurance Operations